UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2004

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        001-31369                     65-1051192
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Material Agreements.

      CIT Group Inc. has adopted the CIT Group Inc. Deferred Compensation Plan, dated November 30, 2004 (the "Plan"), which it is offering to senior executives beginning December 1, 2004. The Plan was approved by the Compensation Committee of the Board of Directors and is attached as Exhibit 99.1.

      Approximately 150 senior officers of CIT, including senior U.S. employees of CIT who work 20 hours or more a week and senior non-U.S. employees whose eligibility is approved by the Employee Benefit Plans Committee of CIT (the "Committee"), are eligible to participate in the Plan ("Participants"). Under the Plan, CIT will provide Participants with the opportunity to elect to defer payment of a portion of their base pay and certain incentive payments. CIT's obligations under the Plan will be unsecured general obligations to pay the deferred compensation in the future in accordance with the terms of the Plan. Payment of the Participants' deferrals under the Plan will be made directly either from the general funds of CIT or a "rabbi trust" created by CIT for the purpose of informally funding the Plan. No special or separate fund will be established and no other segregation of assets will be made to assure payment. Participants may not transfer or assign, or subject to alienation, anticipation, sale, pledge, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagements, or torts of any Participant, any right, title or interest in the Plan. Payment rights of a Participant's deferrals under the Plan will be no greater than the right of an unsecured general creditor of CIT.

      The amount of compensation to be deferred by each Participant will be determined in accordance with the Plan based on the elections by each Participant. Participants in the Plan will make deferral elections during the annual enrollment period established by the Committee. A Participant may elect to defer up to twenty percent of his or her base salary for the plan year, with a minimum deferral of five percent, in whole percentages only. A Participant may elect to defer a percentage of up to 75 percent or a fixed dollar amount (which may not exceed 75 percent), of either his or her annually-paid performance-based bonus or quarterly-paid performance-based bonus. CIT will make "makeup contributions" under the Plan equal to the difference between Participants' matching contributions under the CIT Savings Incentive Plan as if the Participant made no deferral election under the Plan and the Participants' actual matching contribution for the plan year.

      Participants' deferrals under the Plan will be payable upon separation from service (in a lump sum or up to fifteen annual installments), commencing in a specified calendar year (in a lump sum or up to five annual installments), or in case of the Participant's death, disability, or unforeseeable emergency. A Participant will only be entitled to receive a distribution in annual installments, if at the time of the Participant's separation from service the Participant has completed five years of participation in the Plan, or the Participant has completed four years of participation in the Plan and incurs an involuntary termination of employment due to (i) a reduction in force, (ii) corporate downsizing, (iii) change in operations, (iv) permanent facility relocation or closing, or (v) other job elimination.

      The payment amount of a Participant's deferrals under the Plan will be determined in accordance with the terms of the Plan based on the amount of compensation deferred by the Participant and the Participant's deemed investment elections. Deferrals will be deemed to be invested in one or more investment alternatives chosen by the Participant from a menu provided by CIT, and will be adjusted to reflect the positive or negative investment experience of the investment, but do not represent any ownership right with respect to investment alternatives. CIT is not required to make actual investments corresponding to investment alternatives and has the sole and exclusive authority to invest any or all amounts deferred under the Plan in any manner, regardless of the Participant's elections.

      The Plan is administered by the Committee, which has the authority, inter alia, to construe and interpret the Plan in its sole and absolute discretion, to provide rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. However, material modifications to the Plan must be approved by the Compensation Committee of CIT's Board of Directors. The Plan may not be suspended, amended,


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modified, or terminated within twenty-four months following a "change of control" without the consent of the majority of the Participants, without regard to the Participants' individual account balances.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Deferred Compensation Plan, dated November 30, 2004 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 filed by CIT on November 30, 2004).

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: December 6, 2004


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